Exhibit 10.1

FIRST AMENDMENT TO
SECURITIES PURCHASE AGREEMENT

This First Amendment to Securities Purchase Agreement (this “Amendment”) is entered into as of November 26, 2024 (the “Amendment Effective Date”) by and among TMC the metals company Inc., a company existing under the laws of the Province of British Columbia (the “Company”), and the undersigned Purchasers constituting the Purchasers that purchased at least 50.1% in interest of the Securities based on the initial Subscription Amounts (the “Requisite Purchasers”) pursuant to that certain Securities Purchase Agreement, dated as of November 14, 2024 (the “Purchase Agreement”), by and among the Company and the Purchasers.

RECITALS

WHEREAS, pursuant to Section 5.5 of the Purchase Agreement, the Purchase Agreement may be amended by the Company and the Requisite Purchasers; and

WHEREAS, the undersigned Purchasers constitute the Requisite Purchasers.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

1.            Definitions; Continuation of Purchase Agreement. Unless otherwise specified herein, each capitalized term used and not defined herein shall have the meaning assigned to such term in the Purchase Agreement. Except as amended or waived hereby, all terms and provisions of the Purchase Agreement shall continue unmodified and remain in full force and effect.

2.            Amendments to the Purchase Agreement. Effective as of the Amendment Effective Date, the following amendments to the Purchase Agreement shall be made

2.1            The definition of “Closing” under Section 1.1 of the Purchase Agreement shall be deleted in its entirety and replaced in lieu thereof with the following:

“Closing” means the applicable closing of the purchase and sale of Securities on the applicable Closing Date pursuant to Section 2.1

2.2            The definition of “Closing Date” under Section 1.1 of the Purchase Agreement shall be deleted in its entirety and replaced in lieu thereof with the following:

“Closing Date” means, collectively, the Initial Closing Date and any Subsequent Closing Dates.

2.3            The following definitions shall be added to Section 1.1 of the Purchase Agreement in alphabetical order:

“Initial Closing Date” means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers’ obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Securities, in each case, have been satisfied or waived, which occurred on November 18, 2024.

“Sales Agreement” as used in the Purchase Agreement shall mean that certain At-the-Market Equity Distribution Agreement, dated as of December 22, 2022, as amended, by and between the Company and Wedbush Securities Inc.

“Subsequent Closing Date” means any Trading Day after the Initial Closing Date on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto for the applicable Closing, and all conditions precedent to (i) the Purchasers’ obligations to pay the Subscription Amount at the applicable Closing and (ii) the Company’s obligations to deliver the Securities at the applicable Closing, in each case, have been satisfied or waived.

2.4            The heading and the first sentence of Section 2.1 of the Purchase Agreement shall be deleted in their entirety and replaced in lieu thereof with the following:

Closings. On the applicable Closing Date, upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the Purchasers participating in applicable Closing, severally and not jointly, agree to purchase, such Purchaser’s Subscription Amount set forth on the applicable Purchaser’s signature page hereto. The aggregate Subscription Amount of the Purchasers collectively shall not exceed $19,900,000.

2.5            The term “the Closing Date” shall be replaced with “the applicable Closing Date” and the term “the Closing” shall be replaced with “the applicable Closing” throughout the Purchase Agreement.

3.            Miscellaneous.

3.1            Governing Law. This Amendment shall be governed in all respects by and construed in accordance with the laws of the State of New York without regard to provisions regarding choice of laws.

3.2            Entire Agreement. This Amendment, together with the Purchase Agreement and the exhibits and schedules to the Purchase Agreement and thereto (all of which are hereby expressly incorporated herein by this reference) constitute the entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

3.3            Titles and Subtitles. The titles of the sections and clauses of this Amendment are for convenience of reference only and are not to be considered in construing this Amendment.

3.4            Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Delivery by facsimile or e-mail of an executed counterpart of a signature page shall be effective as delivery of an original executed counterpart.

3.5            Severability. Should any provision of this Amendment be determined to be illegal or unenforceable, such determination shall not affect the remaining provisions of this Amendment.

[Signature page follows.]

IN WITNESS WHEREOF, the parties have executed this First Amendment to Securities Purchase Agreement to be effective as of the date first above written.

TMC the metals company Inc.	Address for Notice:

By:	1111 West Hastings Street
Name:	15th Floor
Title:	Vancouver, BC V6E 2J3

With a copy to (which shall not constitute notice):
Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
Attn: Daniel T. Kajunski
One Financial Center
Boston, MA 02111

Signature Page to First Amendment to Securities Purchase Agreement